Employee benefits - Actuarial assumptions - Impacts on pension benefit obligations (Details) - Actuarial assumption of discount rates [member] € in Millions	Dec. 31, 2022 EUR (€)
Disclosure of sensitivity analysis for actuarial assumptions [abstract]
Rate increase (as a percent)	1.00%
Rate decrease (as a percent)	1.00%
Increase (decrease) in benefit obligation, increase in assumption	€ (128)
Increase (decrease) in benefit obligation, decrease in assumption	€ 145